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                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C 20549

                                  FORM 8-K

                               CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 17, 1995

                            FRONTIER CORPORATION
           (Exact name of registrant as specified in its charter)

         New York              1-4166            16-0613330
   (State or other          (Commission        (IRS Employer
    jurisdiction of          File Number)    Identification No.)
    incorporation)

180 South Clinton Avenue, Rochester, New York        14646
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code  (716) 777-1000

Item 5   Other Events
- ------   ------------

     Frontier Corporation ("Frontier") announced on May 18, 1995, that on May 17, 1995, the shareholders of WCT Communications, Inc. ("WCT") approved WCT's merger with Frontier. As permitted by General Instruction F to Form 8-K, the Registrant incorporates by reference the information contained in the press release which is filed as an Exhibit to this Report on Form 8-K.

     Documents effecting the merger were filed on May 18, 1995, in Delaware, the state of incorporation for the Frontier subsidiary used for the merger, and in Washington, WCT's state of incorporation.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.


                                   Frontier Corporation
                                   (Registrant)


Dated:  May 19, 1995               By: /s/ Barbara J. LaVerdi
                                       -------------------------
                                         Barbara J. LaVerdi
                                         Assistant Secretary
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                                EXHIBIT INDEX



Exhibit Number      Description
- --------------      ---------------

     99             Press Release dated      Filed herewith
                    May 18, 1995 re: WCT
                    Communications, Inc.
                    shareholder approval
                    of merger with Frontier